CONSENT OF

                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 2 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-31288).



/s/ Freedman, Levy, Kroll & Simonds
Washington, D.C.
September 26, 2000